Exhibit 32.1


                 CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER OF
  MM COMPANIES, INC. PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the annual report of MM Companies, Inc. (the "Company") on Form 10-K for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Seymour Holtzman, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                 /s/ Seymour Holtzman
                                                 --------------------------
                                                 Seymour Holtzman
                                                 Chief Executive Officer
                                                 March 31, 2005